AMERICAN SELECT
PORTFOLIO INC.

SLA

SEMIANNUAL REPORT
MAY 31,2002


[US BANCORP ASSET MANAGEMENT LOGO]

[US BANCORP ASSET MANAGEMENT LOGO]

AMERICAN SELECT PORTFOLIO INC.

TABLE OF CONTENTS

1    Fund Overview

6    Financial Statements
     and Notes

16   Investments in
     Securities

PRIMARY INVESTMENTS

American Select Portfolio Inc. (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The Fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the Fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 2002

[CHART]

                                                              SINCE INCEPTION
                                     ONE YEAR     FIVE YEAR      9/21/1993
American Select Portfolio Inc.       10.79%       10.24%         8.15%
Lehman Brothers Mutual Fund
   Government/Mortgage Index          8.09%        7.68%         6.70%

The average annualized total returns for the Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2002, were 19.91%, 12.86%, and 8.11%, respectively. These returns assume reinvestment of all distributions and commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman Index is calculated from the month end following the Fund's inception through May 31, 2002.


  NOT FDIC INSURED             NO BANK GUARANTEE              MAY LOSE VALUE

FUND OVERVIEW

FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of the Fund. He has 16 years of financial experience.

CHRIS NEUHARTH
assists with the management of the Fund. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of the Fund. He has 16 years of financial experience.

July 15, 2002

FOR THE SEMIANNUAL PERIOD ENDED MAY 31, 2002, THE FUND HAD A TOTAL RETURN OF 5.04% BASED ON ITS NET ASSET VALUE. We are pleased that the Fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 2.38% during this timeframe. We believe the outperformance was mainly driven by the higher income levels paid by our mortgage investments during the six months. Over the same period, the Fund returned 3.50% based on its market price. The Fund's market price of $13.40 was trading at a slight discount to its net asset value of $13.44 as of May 31. As always, past performance is no guarantee of future results, and the Fund's net asset value and market price will fluctuate.*

DURING THIS SIX-MONTH REPORTING PERIOD, THE U.S. ECONOMY FINALLY BEGAN A SLOW ASCENT OUT OF THE MILD RECESSION THAT HAD PLAGUED IT IN 2001. The Federal Reserve Board ended its cycle of easing monetary policy by lowering short-term interest rates for the eleventh and final time in December 2001. Since the December cut, the Fed has left rates alone and watched for signs that the U.S. economy is back on track. The fixed-income markets are now focused on monitoring the rate of economic growth and the timing of monetary policy tightening by the Fed.

THE PERIOD WAS CHARACTERIZED BY STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS' APPETITE FOR STABLE, INCOME-ORIENTED INVESTMENTS CONTINUED TO GROW. Global tensions and corporate accounting scandals on the home front drove stock prices down and created an increased interest in the bond market.

*All returns assume reinvestment of distributions and do not reflect sales charges or commissions, except that the Fund's total return based on market price reflects commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

[CHART]


PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2002
Multifamily Loans+                          53%

U.S. Agency
Mortgage-backed
Securities                                  10%

Private Fixed-rate
Mortgage-backed
Securities                                   9%

Other Assets                                 1%

Commercial Loans+                           26%


Short-term Securities                        1%

+  As of May 31, 2002, there were no multifamily of commercial loans delinquent.

Within the fixed-income segment, whole loans and mortgage-backed securities faltered slightly at the end of 2001 due to prepayment uncertainty in the mortgage markets and the outlook for potentially higher interest rates. However, as interest rates stabilized in early 2002 and investors continued to seek refuge from more risky sectors of the market, whole loans and mortgage-backed securities performed well.

ALTHOUGH THE FIXED-INCOME SECTOR SHOWED STRENGTH OVERALL, REAL ESTATE MARKETS WERE FUNDAMENTALLY WEAKER WITH DEMAND FOR MULTIFAMILY UNITS AND COMMERCIAL SPACE DECREASING OVER THE PAST NINE TO 12 MONTHS. Typically real estate markets are a lagging indicator of the economy. In other words, they take longer to weaken and longer to recover than the overall economy. Most estimates do not see an appreciable increase in demand for apartments or commercial space until well into 2003. We are mildly optimistic because the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s. The geographic diversification of the Fund should prove helpful in this weaker environment.

DURING THE PERIOD, THE DIVIDEND FOR THE FUND HAS REMAINED CONSTANT AT 10 CENTS PER SHARE. The Fund's dividend reserve has also stayed at approximately the same level and was more than 12 cents per share as of the period end. During the six months, the Fund paid out 60 cents per share in dividends resulting in an annualized distribution rate of 8.96% based on the May 31 market price. Keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.
GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2002.

[MAP]

Alabama
Alaska
Arizona                 7%
Arkansas
California              4%
Colorado                3%
Connecticut
Delaware
Florida
Georgia                 2%
Hawaii
Idaho
Illinois                2%
Indiana
Iowa
Kansas
Kentucky
Louisiana               3%
Maine
Maryland
Massachusetts           1%
Michigan
Minnesota               10%
Mississippi
Missouri                1%
Montana
Nebraska
New Hampshire
New Jersey              1%
New Mexico              2%
New York
Nevada                  2%
North Carolina
North Dakota
Ohio                    3%
Oklahoma                8%
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas                   40%
Utah
Vermont
Virginia
Washington              8%
West Virginia
Wisconsin
Wyoming

THE FUND'S INCOME CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. The low level of short-term interest rates allowed the Fund to continue to borrow at decreased costs. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. Although the use of leverage has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the Fund.**

WE BELIEVE THE OUTLOOK FOR REAL ESTATE MARKETS WILL CONTINUE TO BE SOMEWHAT CHALLENGING. We will most likely continue to see an increased level of loan defaults and prepayments in this environment. However, we continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. Once the U.S. economy shows more signs of improvement, demand should increase for space and occupancy levels should rise. This eventually should lead to increased rental rates and an improved environment for real estate investments.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THIS FUND--AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP), AMERICAN STRATEGIC INCOME PORTFOLIO INC. II (BSP), AND AMERICAN STRATEGIC INCOME PORTFOLIO INC. III
(CSP)--HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST (REIT). This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.



**Reinvestment risk is the risk that when the investments come due, we will have to redeploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the Fund.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND REAL ESTATE MARKETS. As always, we will continue to closely monitor the real estate markets and the credit profiles of the Fund's whole loan investments in order to achieve the Fund's goal of paying attractive monthly income while minimizing losses. We will provide updates on the status of the REIT proposal as we learn more information. In the meantime, if you have any questions about the proposal generally or about the Fund specifically, please call us at 800-677-FUND.


Sincerely,

/s/ Mark Jordahl


Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (multifamily and commercial), participation mortgages, and mortgage-servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage-servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2002
.................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............   $198,085,492
Cash in bank on demand deposit  ............................        390,640
Accrued interest receivable  ...............................      1,194,911
Other assets  ..............................................        311,466
                                                               ------------
  Total assets  ............................................    199,982,509
                                                               ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     56,500,000
Accrued investment management fee  .........................         60,407
Accrued administrative fee  ................................         30,204
Accrued interest  ..........................................         89,313
Other accrued expenses  ....................................          8,677
                                                               ------------
  Total liabilities  .......................................     56,688,601
                                                               ------------
  Net assets applicable to outstanding capital stock  ......   $143,293,908
                                                               ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............   $154,280,415
Undistributed net investment income  .......................      1,360,638
Accumulated net realized loss on investments  ..............    (17,662,282)
Unrealized appreciation of investments  ....................      5,315,137
                                                               ------------

  Total - representing net assets applicable to capital
    stock  .................................................   $143,293,908
                                                               ============

  *Investments in securities at identified cost  ...........   $192,770,355
                                                               ============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding  ....................................   $143,293,908
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................     10,662,195
Net asset value per share  .................................   $      13.44
Market price per share  ....................................   $      13.40

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             6  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2002
.................................................................................

INCOME:
Interest (net of interest expense of $1,029,709) ...........    $7,168,691
                                                                ----------

EXPENSES (NOTE 3):
Investment management fee  .................................       354,365
Administrative fee  ........................................       177,183
Custodian fees  ............................................        14,175
Transfer agent fees  .......................................        17,831
Registration fees  .........................................        18,909
Reports to shareholders  ...................................        31,673
Mortgage servicing fees  ...................................        69,070
Directors' fees  ...........................................        11,821
Audit and legal fees  ......................................        58,785
Other expenses  ............................................        19,912
                                                                ----------
  Total expenses  ..........................................       773,724
                                                                ----------

  Net investment income  ...................................     6,394,967
                                                                ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS (NOTE 4):
Net realized gain on investments in securities  ............       421,782
Net change in unrealized appreciation or depreciation of
  investments  .............................................       257,276
                                                                ----------

  Net gain on investments  .................................       679,058
                                                                ----------

    Net increase in net assets resulting from
      operations  ..........................................    $7,074,025
                                                                ==========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             7  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2002
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $ 7,168,691
Net expenses ...............................................       (773,724)
                                                                -----------
  Net investment income ....................................      6,394,967
                                                                -----------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable ....................        (16,844)
  Net amortization of bond discount and premium ............            705
  Change in accrued fees and expenses ......................        (97,325)
  Change in other assets ...................................       (198,151)
                                                                -----------
    Total adjustments ......................................       (311,615)
                                                                -----------

    Net cash provided by operating activities ..............      6,083,352
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     27,155,276
Purchases of investments ...................................    (37,190,800)
Net sales of short-term securities .........................      1,535,540
                                                                -----------

    Net cash used by investing activities ..................     (8,499,984)
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............      9,135,000
Distributions paid to shareholders .........................     (6,397,317)
                                                                -----------

    Net cash provided by financing activities ..............      2,737,683
                                                                -----------
Net increase in cash .......................................        321,051
Cash at beginning of year ..................................         69,589
                                                                -----------

    Cash at end of period ..................................    $   390,640
                                                                ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $ 1,019,673
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             8  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                SIX MONTHS
                                                                   ENDED
                                                                  5/31/02        YEAR ENDED
                                                                (UNAUDITED)       11/30/01
                                                              ---------------  ---------------
OPERATIONS:
Net investment income  .....................................   $  6,394,967     $ 12,064,973
Net realized gain on investments  ..........................        421,782          196,436
Net change in unrealized appreciation or depreciation of
  investments  .............................................        257,276        4,722,684
                                                               ------------     ------------

  Net increase in net assets resulting from operations  ....      7,074,025       16,984,093
                                                               ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income  ................................     (6,397,317)     (11,408,549)
                                                               ------------     ------------
    Total increase in net assets  ..........................        676,708        5,575,544

Net assets at beginning of period  .........................    142,617,200      137,041,656
                                                               ------------     ------------

Net assets at end of period  ...............................   $143,293,908     $142,617,200
                                                               ============     ============

Undistributed net investment income  .......................   $  1,360,638     $  1,362,988
                                                               ============     ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             9  2002 Semiannual Report - American Select Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1)  ORGANIZATION
.............................
                      American Select Portfolio Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. The Fund may enter into dollar roll transactions. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market condition. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The Fund's investments in whole loans (multifamily and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. (the "Advisor"), pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical payment record; the expected

--------------------------------------------------------------------------------

             10  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      yield at purchase; changes in prevailing interest rates; and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. On May 31, 2002, the Fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended May 31, 2002, the average borrowings outstanding were $56,959,833 and the average rate was 3.34%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this

--------------------------------------------------------------------------------

             11  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2002, the Fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by the Fund's advisor.

--------------------------------------------------------------------------------

             12  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3)  EXPENSES
.............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "Agreement"), the Advisor, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the Fund's average weekly net assets. For its fee, the Advisor provides investment advice and conducts the management and investment activity of the Fund.

                      Pursuant to a co-administration agreement (the "Co-Administration Agreement"), U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp, (collectively the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund. Under the Co-Administration Agreement, the Administrators receive a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund).

                      MORTGAGE SERVICING FEES
                      The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes and other miscellaneous expenses.

                      During the six months ended May 31, 2002, the Fund paid $13,868 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the six months ended May 31, 2002, aggregated $37,190,095 and $27,155,276, respectively. Included in proceeds from sales are $405,850 from prepayment penalties.

--------------------------------------------------------------------------------

             13  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
.............................
                      For federal income tax purposes, the Fund had capital loss carryovers at November 30, 2001, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER    EXPIRATION
                                          ------------  ----------
                                            $4,594,379     2002
                                            13,489,685     2003
                                          ------------
                                           $18,084,064
                                          ============

(6) CAPITAL SHARE
    TRANSACTIONS
.............................
                      RETIREMENT OF FUND SHARES
                      The Fund's board of directors has approved a plan to repurchase shares of the Fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value ("NAV"). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the Fund cannot exceed 597,784 shares (5% of the outstanding shares as of September 9, 1998). No shares were retired during the six months ended May 31, 2002, and the year ended
                      November 30, 2001.

(7) PROPOSED
    REORGANIZATION
.............................
                      On April 1, 2002, a combined proxy statement/registration statement was filed with the Securities and Exchange Commission in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. (ASP), American Strategic Income Portfolio Inc. II (BSP), and American Strategic Income Portfolio Inc. III (CSP), reorganize into First American Strategic Real Estate Portfolio, Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

--------------------------------------------------------------------------------

             14  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
HIGHLIGHTS
.............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN SELECT PORTFOLIO INC.

                                          Six months
                                             Ended       Year      Year      Year         Year          Year
                                            5/31/02     Ended     Ended     Ended         Ended        Ended
                                          (Unaudited)  11/30/01  11/30/00  11/30/99   11/30/98 (d)    11/30/97
                                          -----------  --------  --------  --------  ---------------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................    $ 13.38     $12.85    $12.67    $12.96       $12.88        $12.66
                                            ------      ------    ------    ------       ------        ------
Operations:
  Net investment income ................       0.60       1.13      1.01      1.02         1.06          1.05
  Net realized and unrealized gains
    (losses) on investments ............       0.06       0.47      0.18     (0.26)        0.12          0.21
                                            ------      ------    ------    ------       ------        ------
    Total from operations ..............       0.66       1.60      1.19      0.76         1.18          1.26
                                            ------      ------    ------    ------       ------        ------
Distributions to shareholders:
  From net investment income ...........      (0.60)     (1.07)    (1.01)    (1.05)       (1.10)        (1.04)
                                            ------      ------    ------    ------       ------        ------
Net asset value, end of period .........    $ 13.44     $13.38    $12.85    $12.67       $12.96        $12.88
                                            ======      ======    ======    ======       ======        ======
Per-share market value, end of
  period ...............................    $ 13.40     $13.54    $11.50    $11.69       $12.13        $11.75
                                            ======      ======    ======    ======       ======        ======
SELECTED INFORMATION
Total return, net asset value (a) ......       5.04%     12.83%     9.87%     6.03%        9.51%        10.44%
Total return, market value (b) .........       3.50%     28.22%     7.49%     5.21%       13.12%        16.97%
Net assets at end of period
  (in millions)                             $   143     $  143    $  137    $  150       $  155        $  171
Ratio of expenses to average weekly net
  assets including interest expense            1.45% (e)    3.02%    3.55%    3.28%        3.34%         3.56%
Ratio of expenses to average weekly net
  assets excluding interest expense            1.09% (e)    1.02%    1.14%    1.11%        1.09%         1.07%
Ratio of net investment income to
  average weekly net assets ............       9.02% (e)    8.56%    7.98%    7.88%        8.08%         8.36%
Portfolio turnover rate (excluding
  short-term securities) ...............         14%        28%       44%       24%          41%           86%
Amount of borrowings outstanding at end
  of period (in millions) ..............    $    57     $   47    $   46    $   51       $   57        $   68
Per-share amount of borrowings
  outstanding at end of period .........    $  5.30     $ 4.44    $ 4.28    $ 4.30       $ 4.77        $ 5.12
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................    $ 18.74     $17.82    $17.13    $16.97       $17.73        $18.00
Asset coverage ratio (c) ...............        354%       401%      401%      394%         372%          352%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

             15  2002 Semiannual Report - American Select Portfolio

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------


AMERICAN SELECT PORTFOLIO INC.                                                  May 31, 2002
 .................................................................................................................

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (b) (14.7%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (14.7%):
    FIXED RATE (14.7%):
      7.50%, FHLMC, 12/1/29..............................  01/25/00  $ 5,490,857     $  5,384,353     $  5,748,269
      6.50%, FNMA, 6/1/29................................  05/17/99   12,482,655       12,394,318       12,704,971
      7.50%, FNMA, 5/1/30................................  05/09/00    1,679,467        1,621,141        1,758,721
      8.00%, FNMA, 5/1/30................................  05/09/00      790,562          780,250          838,984
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities......                              20,180,062       21,050,945
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (12.1%):
  FIXED RATE (12.1%):
      9.25%, Stratus Properties, 1/1/06..................  12/28/00    5,000,000        5,000,000        5,100,000
      8.00%, Value Enhancement Fund IV, 6/27/04..........  06/27/01   12,000,000       12,000,000       12,240,000
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities.........                              17,000,000       17,340,000
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (109.8%):
  COMMERCIAL LOANS (36.4%):
      7 Broadway Place, 6.91%, 5/1/06....................  04/30/01    3,418,324 (b)    3,418,324        3,555,057
      Advanced Circuits and Hopkins II Business Center,
        7.40%, 12/1/04...................................  11/08/01    3,811,422 (b)    3,811,422        3,849,536
      Best Buy, 8.63%, 1/1/11............................  12/29/00    1,919,350        1,919,349        2,015,317
      Canyon Portal, 10.38%, 1/1/07......................  12/27/01    1,996,778        1,996,778        2,050,114
      Career Education Corporation, 7.50%, 6/1/07........  05/15/02    3,375,000        3,375,000        3,540,702
      Community Coffee Office Building, 6.91%, 5/1/04....  04/30/01    4,954,092 (b)    4,954,092        5,053,174
      Galtier Plaza, 9.19%, 3/1/05.......................  02/02/00    4,801,838        4,801,838        4,945,893
      Landmark Bank Center I, 7.90%, 6/1/07..............  05/30/02    4,087,500        4,087,500        4,291,875
      Landmark Bank Center II, 14.88%, 5/1/07............  05/30/02      817,500          817,500          858,375
      Parkway Business Center, 7.65%, 11/1/03............  10/22/98    3,662,695 (b)    3,662,695        3,662,695
      Point Plaza, 8.43%, 1/1/11.........................  12/14/00    6,309,815 (b)    6,309,815        6,625,305
      Rodeo Shops, 9.03%, 6/1/07.........................  05/29/97    1,262,912        1,262,911        1,300,799
      The Kislak Building, 8.33%, 7/1/02.................  06/17/97    1,636,227        1,636,227        1,636,227
      Valley Centre Community Pool, 9.95%, 9/1/02........  08/22/00    6,000,000        6,000,000        6,000,000

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Victory Packaging Facility, 8.53%, 1/1/12..........  12/20/01  $ 2,600,780 (b) $  2,600,780     $  2,730,819
                                                                                     ------------     ------------
                                                                                       50,654,231       52,115,888
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (73.4%):
      Bryant Square Apartments, 8.00%, 5/1/08............  03/15/94    1,086,314 (b)    1,071,588        1,140,630
      Cape Cod Apartments, 7.28%, 2/1/08.................  01/16/98    1,766,355 (b)    1,766,355        1,844,299
      Casa del Vista Apartments, 8.40%, 1/1/08...........  12/15/00    2,973,046 (b)    2,973,046        3,121,698
      Castle Arms Apartments, 8.00%, 4/1/06..............  03/19/99      956,843          956,843          995,117
      Centre Court, White Oaks, and Green Acres
        Apartments, 8.65%, 1/1/09........................  12/30/98    3,971,542 (b)    3,971,542        4,170,119
      Chapel Hill Apartments, 8.38%, 1/1/08..............  07/29/94      868,435          860,455          911,857
      El Conquistador Apartments, 7.65%, 4/1/09..........  03/24/99    2,814,763 (b)    2,814,763        2,955,502
      Evergreen, Northview, Greenwood, and Fern Court
        Apartments, 9.40%, 6/1/05........................  05/22/00    4,555,196        4,555,196        4,782,956
      Foothills West Apartments, 8.63%, 8/1/02...........  02/01/94    2,013,728        2,000,442        2,013,728
      Greenwood Residences, 7.63%, 4/1/08................  03/12/98    2,302,730 (b)    2,302,730        2,417,866
      Hidden Colony Apartments, 7.90%, 6/1/08............  03/22/94    3,043,086 (b)    3,021,710        3,195,240
      Hunters Meadow Apartments, 8.15%, 2/1/03...........  01/18/96    4,822,303 (b)    4,770,926        4,870,526
      Lakeville Apartments, 7.90%, 5/1/08................  04/24/98    2,398,908 (b)    2,398,908        2,518,854
      LaPrada and Club at Springlake Apartments,
        7.53%, 9/1/03....................................  08/27/98   14,277,109       14,277,109       13,696,409
      Meadow Glenn Apartments I, 8.38%, 2/1/07...........  01/30/97    2,213,649        2,213,649        2,324,332
      Meadow Glenn Apartments II, 12.88%, 2/1/07.........  06/28/99      396,264          396,264          416,077
      Park Vista Apartments, 8.58%, 9/1/05...............  08/30/00    2,200,000 (b)    2,200,000        2,266,000
      Presidio Apartments, 9.43%, 8/1/05.................  07/10/00    2,818,155        2,789,973        2,846,337
      Regency Apartments I, 7.93%, 7/1/04................  06/26/01    6,540,000        6,540,000        6,549,093
      Regency Apartments II, 16.88%, 7/1/04..............  06/26/01    2,455,000        2,430,450        2,528,650
      Revere Apartments, 7.28%, 5/1/09...................  04/22/99    1,260,461        1,260,461        1,308,193

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

             16  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO INC.
(CONTINUED)

                                                             Date      Shares/
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Sheridan Ponds Apartments, 8.63%, 1/1/07...........  12/18/96  $ 7,084,603 (b) $  7,049,180     $  7,438,833
      The Falls Apartments I, 7.43%, 2/1/05..............  01/03/02    7,200,000        7,200,000        7,416,000
      The Falls Apartments II, 12.88%, 1/1/05............  01/03/02      800,000          800,000          756,094
      The Oaks of Lake Bluff Apartments,
        8.40%, 2/1/06....................................  01/24/01    3,893,507 (b)    3,893,507        4,088,182
      The Willows Retirement at Bellingham,
        9.38%, 3/1/05....................................  02/14/02    1,498,918        1,498,918        1,491,549
      Twin Oaks Apartments I, 7.15%, 6/1/05..............  05/08/02    5,000,000        5,000,000        5,175,000
      Twin Oaks Apartments II, 12.88%, 6/1/05............  05/08/02      500,000          500,000          517,500
      Woodstock Apartments I, 7.43%, 1/1/05..............  12/06/01    8,300,000 (b)    8,300,000        8,549,000
      Woodstock Apartments II, 13.38%, 1/1/05............  12/06/01    1,000,000        1,000,000        1,030,000
      Woodvine Park Condominiums, 8.48%, 4/1/10..........  03/31/00    1,775,585        1,775,585        1,864,364
                                                                                     ------------     ------------
                                                                                      102,589,600      105,200,005
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages....                             153,243,831      157,315,893
                                                                                     ------------     ------------

PREFERRED STOCKS (0.7%):
  REAL ESTATE INVESTMENT TRUSTS (0.7%):
      AMB Property.......................................  03/26/01        5,000          125,399          126,450
      Archstone Community Trust, Series C................  04/23/01        5,000          126,550          129,500
      Archstone Community Trust, Series D................  04/23/01        3,525           91,861           91,368
      CarrAmerica Realty Trust, Series B.................  04/23/01        5,000          118,849          124,800
      CarrAmerica Realty Trust, Series C.................  04/23/01        5,000          117,737          124,800
      CarrAmerica Realty Trust, Series D.................  04/23/01        5,000          118,823          124,750
      Centerpoint Properties, Series A...................  03/26/01        5,000          123,045          125,050
      Duke Realty Investments, Series E..................  04/23/01          625           15,506           16,062
      New Plan Excel Realty Trust, Series B..............  03/26/01        5,000          118,868          126,050
                                                                                     ------------     ------------

        Total Preferred Stocks...........................                                 956,638          988,830
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (0.9%):
      First American Prime Obligations Fund..............  05/31/02    1,389,824(f)     1,389,824        1,389,824
                                                                                     ------------     ------------

        Total Investments in Securities (g)..............                            $192,770,355     $198,085,492
                                                                                     ============     ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) ON MAY 31, 2002, SECURITIES VALUED AT $74,058,712 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                  NAME OF
                                                                  BROKER
                    ACQUISITION                    ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE     INTEREST    OF COLLATERAL
      -----------   -----------  -----   -------   --------   ---------------
       18,000,000     4/12/01    4.65%   4/17/03    46,500           (1)
        3,000,000     5/15/02    1.82%   6/14/02     2,578           (2)
       30,500,000     5/15/02    2.72%   6/14/02    39,104           (3)
        5,000,000     5/29/02    2.72%   6/14/02     1,131           (3)
      -----------                                  -------
      $56,500,000                                  $89,313
      ===========                                  =======

    *Interest rate as of May 31, 2002. Rates are based on the London InterBank
     Offered Rate (LIBOR) and reset monthly.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY;
                FHLMC, 7.50%, 12/1/29, $5,490,857 PAR
                FNMA, 7.50%, 5/1/30, $1,679,467 PAR
                FNMA, 8.00%, 5/1/30, $790,562 PAR
             (2) MORGAN STANLEY;
                FNMA, 6.50%, 6/1/29, $12,482,655 PAR
             (3) MORGAN STANLEY;
                7 BROADWAY PLACE, 6.91%, 5/1/06, $3,418,324 PAR
                ADVANCED CIRCUITS AND HOPKINS II BUSINESS CENTER, 7.40%,
             12/1/04, $3,811,422 PAR
                BRYANT SQUARE APARTMENTS, 8.00%, 5/1/08, $1,086,314 PAR
                CAPE COD APARTMENTS, 7.28%, 2/1/08, $1,766,355 PAR
                CASA DEL VISTA APARTMENTS, 8.40%, 1/1/08, $2,973,046 PAR COMMUNITY COFFEE OFFICE BUILDING, 6.91%, 5/1/04, $4,954,092 PAR CENTRE COURT, WHITE OAKS AND GREEN ACRES APARTMENTS, 8.65%,
             1/1/09, $3,971,542 PAR
                EL CONQUISTADOR APARTMENTS, 7.65%, 4/1/09, $2,814,763 PAR GREENWOOD RESIDENCES, 7.63%, 4/1/08, $2,302,730 PAR
                HIDDEN COLONY APARTMENTS, 7.90%, 6/1/08, $3,043,086 PAR
                HUNTERS MEADOW APARTMENTS, 8.15%, 2/1/03, $4,822,303 PAR LAKEVILLE APARTMENTS, 7.90%, 5/1/08, $2,398,908 PAR
                PARK VISTA APARTMENTS, 8.58%, 9/1/05, $2,200,000 PAR
                PARKWAY BUSINESS CENTER, 7.65%, 11/1/03, $3,662,695 PAR
                POINT PLAZA, 8.43%, 1/1/11, $6,309,815 PAR
                SHERIDAN PONDS APARTMENTS, 8.63%, 1/1/07, $7,084,603 PAR
                THE OAKS OF LAKE BLUFF APARTMENTS, 8.40%, 2/1/06, $3,917,344
             PAR
                VICTORY PACKAGING FACILITY, 8.53%, 1/1/12, $2,600,780 PAR WOODSTOCK APARTMENTS I, 7.43%, 1/1/05, $8,300,000 PAR

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2002. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2002.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

--------------------------------------------------------------------------------

             17  2002 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------
COMMERCIAL LOANS:
         7 BROADWAY PLACE - ALBUQUERQUE, NM
         ADVANCED CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN
         BEST BUY - FULLERTON, CA
         CANYON PORTAL - SEDONA, CA
         CAREER EDUCATION CORPORATION - ORLANDO, FL
         COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
         LANDMARK BANK CENTER I - EULESS, TX
         LANDMARK BANK CENTER II - EULESS, TX
         GALTIER PLAZA - ST. PAUL, MN
         PARKWAY BUSINESS CENTER - POWAY, CA
         POINT PLAZA - TUMWATER, WA
         RODEO SHOPS - MIAMI, FL
         THE KISLAK BUILDING - WOODBRIDGE TOWNSHIP, NJ
         VALLEY CENTRE COMMUNITY POOL - IRVING, TX
         VICTORY PACKAGING FACILITY - PHOENIX, AZ

MULTIFAMILY LOANS:
         BRYANT SQUARE APARTMENTS - EDMUND, OK
         CAPE COD APARTMENTS - OKLAHOMA CITY, OK
         CASA DEL VISTA APARTMENTS - CARSON CITY, NV
         CASTLE ARMS APARTMENTS - AUSTIN, TX
         CENTRE COURT, WHITE OAKS, AND GREEN ACRES APARTMENTS - NORTH CANTON AND
           MASSILLON, OH
         CHAPEL HILL APARTMENTS - KANSAS CITY, MO
         COTTONWOOD VILLAS APARTMENTS - MESA, AZ
         EL CONQUISTADOR APARTMENTS - TUCSON, AZ
         EVERGREEN, NORTHVIEW, GREENWOOD, AND FERN COURT APARTMENTS - BUFFALO,
           MN
         FOOTHILLS WEST APARTMENTS - EL PASO, TX
         GREENWOOD RESIDENCES - MITON, WA
         HIDDEN COLONY APARTMENTS - DORAVILLE, GA
         HUNTERS MEADOW APARTMENTS - COLORADO SPRINGS, CO
         LAKEVILLE APARTMENTS - LAKEVILLE, MN
         LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS - MESQUITE AND HAMILTON CITY,
           TX
         MEADOW GLENN APARTMENTS I - MIDWEST CITY, OK
         MEADOW GLENN APARTMENTS II - MIDWEST CITY, OK
         PARK VISTA APARTMENTS - REDMOND, WA
         PRESIDIO APARTMENTS - SCOTTSDALE, AZ
         REGENCY APARTMENTS I - RICHARDSON, TX
         REGENCY APARTMENTS II - RICHARDSON, TX
         REVERE APARTMENTS - REVERE, MA
         SHERIDAN PONDS APARTMENTS - TULSA, OK
         THE FALLS APARTMENTS I - FORT WORTH, TX
         THE FALLS APARTMENTS II - FORT WORTH, TX
         THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
         THE WILLOWS RETIREMENT AT BELLINGHAM - BELLINGHAM, WA
         TWIN OAKS APARTMENTS I - TEMPLE, TX
         TWIN OAKS APARTMENTS II - TEMPLE, TX
         WOODSTOCK APARTMENTS I - DALLAS, TX
         WOODSTOCK APARTMENTS II - DALLAS, TX
         WOODVINE PARK CONDOMINIUMS - HOUSTON, TX

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2002, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $174,665,893 OR 121.9% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ON MAY 31, 2002, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $192,770,355. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 5,947,605
      GROSS UNREALIZED DEPRECIATION.......     (632,468)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 5,315,137
                                            ===========

--------------------------------------------------------------------------------

             18  2002 Semiannual Report - American Select Portfolio

BOARD OF DIRECTORS

Roger Gibson
Director of American Select Portfolio Inc.
Vice President of North America-Mountain Region for United Airlines


Andrew Hunter III
Director of American Select Portfolio Inc.
Chairman of Hunter, Keith Industries, Inc.


Leonard Kedrowski
Director of American Select Portfolio Inc.
Owner and President of Executive Management Consulting, Inc.


John Murphy Jr.
Director of American Select Portfolio Inc.
Executive Vice President of U.S. Bancorp


Richard Riederer
Director of American Select Portfolio Inc.
Retired; former President and Chief Executive Officer of Weirton Steel


Joseph Strauss
Director of American Select Portfolio Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


Virginia Stringer
Chairperson of American Select Portfolio Inc.
Owner and President of Strategic Management Resources, Inc.


James Wade
Director of American Select Portfolio Inc.
Owner and President of Jim Wade Homes

[US BANCORP ASSET MANAGEMENT LOGO]


AMERICAN SELECT PORTFOLIO INC.

2002  SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.





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This document is printed on paper containing 10% postconsumer waste.

7/2002    2191-02    SLA-SAR